Exhibit 99.1

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INVESTOR PRESENTATION JULY 2018

FORWARD - LOOKING STATEMENTS This presentation (the “Presentation”) relates to Chicken Soup for the Soul Entertainment, Inc. (“CSS Entertainment” or the “ Com pany”), which completed its initial public offering in August 2017 pursuant to a qualified offering statement (“Offering Statement”) filed under Regulation A as promulg ate d under the Securities Act of 1933, as amended (the “Act”). The Company completed its acquisition of Screen Media Ventures, LLC in November 2017 as further described in the Co mpany’s current report on Form 8 - K, initially filed on November 6, 2017 and amended on January 16, 2018 and January 17, 2018 (the “Screen Media 8 - K”). Financial inf ormation for the year ended December 31, 2017 and the three months ended March 31, 2018 is derived from our Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q, respectively, as filed with the Securities and Exchange Commission. Please see these reports, our Offering Statement, and our Current Reports on Form 8 - K (incl uding the Screen Media 8 - K, as amended) at www.sec.gov . The purpose of this Presentation is to assist persons in their review of the business and plans of the Company . In addition to the information presented herein, you are advised to read the Offering Circular, which contains additional information, including information regarding the risks faced by the Company in its operations and the risks involved in an investment in the Company . The entire contents of this Presentation is qualified by the Offering Circular . This Presentation includes “forward - looking statements” and projections . CSS Entertainment’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements or projections as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements and projections include, without limitation, estimates and projections of future performance, which are based on numerous assumptions about sales, margins, competitive factors, industry performance and other factors which cannot be predicted . Therefore, the actual results of operations are likely to vary from the projections and the variations may be material and adverse . The projections should not be regarded as a representation or prediction that CSS Entertainment will achieve or is likely to achieve any particular results . CSS Entertainment cautions readers not to place undue reliance upon any forward - looking statements and projections, which speak only as of the date made . CSS Entertainment does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . The Company uses a non - GAAP financial measure to evaluate its results of operations and as a supplemental indicator of our operating performance . The non - GAAP financial measure that the Company uses is Adjusted EBITDA . Adjusted EBITDA is considered a non - GAAP financial measure as defined by Regulation G promulgated by the Act, as amended . Due to the significance of non - cash and non - recurring expenses recognized in the years ended December 31 , 2017 and 2016 , and three months ended March 31 , 2018 and the likelihood of material non - cash and non - recurring expenses to occur in future periods, the Company believes that this non - GAAP financial measure will enhance the understanding of its historical and current financial results . Further, the Company believes that Adjusted EBITDA enables its board of directors and management to analyze and evaluate financial and strategic planning decisions that will directly effect operating decisions and investments . The presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by unusual or non - recurring items or by non - cash items . This non - GAAP financial measure should be considered in addition to, rather than as a substitute for, the Company’s actual operating results included in its consolidated financial statements . All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and CSS Entertainment’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks or trade names . The securities of CSS Entertainment are highly speculative . Investing in shares of CSS Entertainment involves significant risks, including those described in the Offering Circular . 2

RISK FACTORS

The following factors, among others, could cause actual results to differ materially from those set forth in this presentation:

- CSSE does not have a long operating history on which to evaluate the company.
- Certain conflicts of interest may arise between CSSE and its affiliated companies and CSSE has waived certain rights with respect thereto.
- CSSE's long-term results of operations are difficult to predict and depend on the commercial success of its video content and the continued strength of the Chicken Soup for the Soul brand.
- CSSE's reliance on third parties for production and distribution could limit its control over the quality of the finished video content.
- An integral part of CSSE's strategy is to initially minimize its production and distribution costs by utilizing funding sources provided by others, however, such sources may not be readily available.
- As CSSE grows the Company may seek to fund and produce more of its video content directly, subjecting the Company to significant additional risks.
- CSSE has derived revenue to date from a limited number of video contents and clients and have funded its projects from a limited number of sources.
- CSSE is required to make continuing payments to its affiliates, which may reduce cash flow and profits.
- If a project CSSE is producing incurs substantial budget overruns, the Company may have to seek additional financing from outside sources to complete production or fund the overrun.
- Distributors' failure to promote CSSE's video content could adversely affect its revenue and could adversely affect its business results.
- CSSE is smaller and less diversified than many of its competitors.
- CSSE must successfully respond to rapid technological changes and alternative forms of delivery or storage to remain competitive.
- CSSE faces risks from doing business internationally.
- Protecting and defending against intellectual property claims may have a material adverse effect on its business.
- Others may assert intellectual property infringement claims against CSSE.
- CSSE's business involves risks of liability claims for video content, which could adversely affect CSSE's results of operations and financial condition.
- Piracy of video content may harm CSSE's business.
- CSSE relies upon a number of partners to offer streaming of content to various devices.
- Any significant disruption in the computer systems of third parties that CSSE utilizes in its operations could result in a loss or degradation of service and could adversely impact its business.
- CSSE online activities are subject to a variety of laws and regulations relating to privacy, which, if violated, could subject CSSE to an increased risk of litigation and regulatory actions.
- If government regulations relating to the internet or other areas of CSSE's business change, CSSE may need to alter the manner in which it conducts business or incur greater operating expenses.
- If CSSE experiences rapid growth, CSSE may not manage its growth effectively, execute its business plan as proposed or adequately address competitive challenges.
- CSSE's exclusive license to use the Chicken Soup for the Soul brand could be terminated in certain circumstances.
- CSSE is subjected to risks associated with possible acquisitions, business combinations, or joint ventures.
- Claims against CSSE relating to any acquisition or business combination may necessitate the Company seeking claims against the seller for which the seller may not indemnify CSSE or that may exceed the seller's indemnification obligations.
- CSSE may require and not be able to obtain additional funding to meet increased capital needs after an acquisition.
- CSSE's success depends on its management and relationships with affiliated companies.
- To be successful, CSSE needs to attract and retain qualified personnel.
- CSSE is an "emerging growth company" under the JOBS Act of 2012 and cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make its Class A common stock less attractive to investors.
- CSSE's status as an "emerging growth company" under the JOBS Act of 2012 may make it more difficult to raise capital as and when the Company needs it.
- Since CSSE's content is digitally stored and distributed online, and CSSE accepts online payments for various subscription services, causing its business to face numerous cybersecurity risks.

A more complete description of these risks and uncertainties can be found in the filings of the Company with the U.S. Securities and Exchange Commission.

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INVESTMENT CONSIDERATIONS o Chicken Soup for the Soul Entertainment (“CSS Entertainment”) provides online video on - demand (“VOD”) entertainment with brand - consistent, positive content that is advertising - supported & subscription - based. o Chicken Soup for the Soul is globally - recognized, positive brand with a unique, actively engaged fan base o Entertainment industry being disrupted by streaming video o Core production and distribution business provides strong foundation for faster growing online VOD networks o Transformative acquisition of Screen Media substantially enhances portfolio of assets, advances strategy, & increases revenue & EBITDA visibility o Rapidly growing & diversified revenue streams & solid balance sheet o 2018 guidance of $36 million in revenue & $18 million in EBITDA (1) (1) Guidance was affirmed on 3/27/2018 as part of the company’s FY 2017 earnings release 4

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT: OVERVIEW Television and online video series that bring out the best in the human spirit Funded by outside parties covering more than the production costs Worldwide television series and films Rights to over 1,200 TV series and feature films One of the largest independently - owned content libraries in the world Assets valued at $31M by Astrina Inc. Advertiser supported and subscription - based (“VOD”) network with rights to >3,000 films & 60 TV series positive journalism, online network sharing written and video stories Online Video On - Demand Networks Traditional Distribution Production 5

BRAND STRENGTH BRAND FACTS ___________ >250 Book Titles Published over 25 years 25,000+ Stories Published 500M Books Sold worldwide 10 - 12 New Titles Published each year (a) Includes impressions, video views, and podcast downloads (b) Harris Poll 2008 * Metrics from Facebook, Twitter, Instagram, and Google Analytics Chicken Soup for the Soul Brand: Hope, Comfort and Positivity with a high female demographic A Plus: Provides positive journalism 50% millennial audience Combined Content Views 6.7B content views (a) rolling 12 - months through 3/31/18* Content views increased 8x since September 2016 Combined Social Media 3.7M combined highly - engaged Facebook fans* 80% of social media followers are female CSS Brand Awareness 89% ( b) 6

OUR ECOSYSTEM Global Distribution Independent Film Library OTT ( PopcornFlix , FrightPix , Comedy and Kids) TV Networks & Production Companies Digital Footprint CSS ENTERTAINMENT ECOSYSTEM 7

OPPORTUNITY Technology has fundamentally disrupted the structure and economics of the entertainment and media industry. Consumers are going online for video consumption. TV networks seeking low - cost content and new revenue streams Advertisers seeking new ways to reach consumers Facebook’s ongoing modifications to algorithms Future technology advancements: 5G, Mobile, VR and Driverless Cars Consumers seeking alternatives for video content consumption (DTC, OTT, VOD) CAPITALIZING ON OPPORTUNITIES 8

GROWTH PLAN Build and expand online video on - demand networks while using traditional distribution and series production to generate current revenue and EBITDA Operating Metrics Consumers: ad - supported and subscription - based Advertising minutes filled eCPM Subscription price Continue producing TV series using profitable business model Create content for online video on - demand networks Lower content costs Generate revenue and profit as networks grow Grow online video on - demand networks under CSS brand Library has grown to over 111 30 - minute original episodes to date Accelerate VOD growth by selectively acquiring: Content libraries Digital publishers with related content Stand - alone video on - demand networks Monetize through Production & Traditional Distribution Expand Online VOD Offerings Acquisitions 9

VIDEO ON - DEMAND ONLINE NETWORKS: OVERVIEW TBD TBD TBD SMV TBD Existing Networks Networks to Be Built and/or Acquired* CSS Network 10

Potential Themes for Networks to be Built and/or Acquired ___________ Animals/Pets Education Food & DIY Inspirational Movies Family, Kids, Relationships Wellness/Self Help Travel Live Theater Build and expand online video on - demand networks to create a network of networks Network defined as video service and/or app delivered over the internet available for all screens • Offer advertising - supported and subscription - based online video on - demand networks • Market across multiple networks to grow audience and lower customer acquisition costs • Share technology costs • Segment and reuse content to create critical content at a lower cost VIDEO ON - DEMAND ONLINE NETWORKS: OVERVIEW Existing Networks: Advertising - supported online video on - demand network with five channels Advertising - supported online video on - demand network delivering positive journalism 11

• Advertising - based direct - to - consumer (“DTC”) video network • Has a critical mass of content • Five advertising - based DTC video on - demand networks • Available online and through Apple iOS, Android, Roku, Amazon, YouTube, and more • eCPMs increasing • Also delivers CSS Entertainment - produced content 15M Active Users Annually 25M+ App Downloads 56 Countries 180M+ Ad Requests 85% sell - out rate in 2017 ACTIVE AND GROWING CONSUMER ENGAGEMENT VIDEO ON - DEMAND ONLINE NETWORKS: POPCORNFLIX 12

One of the largest independently owned content libraries in the world with rights to more than 1,200 TV series and feature films Monetize content through theatrical, home video, pay - per - view, free, cable and pay television, video - on - demand, and new digital media platforms TRADITIONAL DISTRIBUTION OVERVIEW Distributing television series and films worldwide 13

• Profitable , de - risked business model • Third - party committed funding secured prior to production : sponsorships, advertising, and product integration from corporations, foundations, and networks (cable, broadcast, online) • Hire independent producers to produce for a fixed fee • Retain and monetize valuable back - end rights • Use produced content to grow online video on - demand networks TV SERIES FUNDING OVERVIEW 14

PRODUCTION: TV SERIES

Currently On-Air / In Production for 2018

Title	Theme	Network	Status
Chicken Soup for the Soul's Hidden Heroes Season 3	Kindness.	The CW	On Air
Being Dad	Parenting.	Netflix	Coming Soon
Vacation Rental Potential	Travel, Home.	A&E, FYI	Season 2 Announced
The New Americans	Compassion	The CW, APlus.com	On Air

In Development

A growing pipeline of long- and short-form projects in various stages of development covering a variety of themes including, but not limited to:

Title	Theme
The Fixer	Millennials, Finance
Hero House	Home, Veterans
Extreme Community Make Better	Social Experiment, Kindness, Home
RAK'd	Social Experiment, Kindness
Animal Rescue Live	Pets
Cities, Burbs or Sticks	Real Estate, Travel, Home
Secret Life of Babies	Parenting, Comedy
Weird History of Cool Stuff	Lifestyle, History, Science

Title	Theme
Brighter Things	News
Behind the Seams	Social Experiment, Documentary
New Leash on Life	Pets
No Restaurant Required	Epicurean, Travel
Pet Caves	Pets
Together She Stands	Social Experiment
Late Night Snack	Epicurean, Home

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PRODUCTION: SPONSORS Sponsorship from household names is an important source of funding that is secured prior to production of long - form and short - form content. Consumers recognize brands in a positive light when associated with uplifting, authentic content. 16

PRODUCTION: CASE STUDY – VACATION RENTAL POTENTIAL 17 HOLLY BAKER

FINANCIAL SUMMARY: OPERATIONS 18 $1.5 $8.1 $19.8 $36.0 $0.0 $3.8 $7.3 $18.0 2015 2016 2017 Pro forma (1) 2018 Guidance (2) Revenue Adjusted EBITDA (1) 2017 pro forma results include Screen Media as if it had been owned for the full year (2) Guidance was affirmed by the company on March 27, 2018 $ in millions

FINANCIAL SUMMARY: Q1 2018 OPERATIONS 19 $1.4 $6.0 $0.7 $1.7 1Q17 1Q18 Revenue Adjusted EBITDA $ in millions

SUMMARY BALANCE SHEETS 20 Total Assets Total Liabilities Total Equity $1.8M in cash Minimal debt In April 2018, the Company entered into a $7.5M bank term loan and revolving credit facility ~11.8M fully diluted shares $61.3 $6.9 $7.2 $54.4 $68.1 3/31/18 3/31/18 Pro Forma* 3/31/18 3/31/18 Pro Forma* 3/31/18 3/31/18 Pro Forma* $ in millions Solid balance sheet and significant liquidity as of 3/31/18 * Includes bank loan and perpetual preferred closed 6/29/18 $80.5

21 EXPERIENCED MANAGEMENT TEAM • Leader in the media, entertainment and communications industries for more than 35 years • Acquired CSS in 2008 and became CEO • Founder and CEO of Winstar Communications, a wireless broadband pioneer with $1 billion revenue, and Winstar New Media 1993 - 2001 • Acquired media companies including Virgin Vision, a Virgin Group global film distribution venture • As an entertainment and finance lawyer, developed new film financing models for major producers such as Blake Edwards • Founder of The Humpty Dumpty Institute, Global Creative Forum and International Film Exchange • B.A., Colby College, currently trustee emeritus; J.D., Georgetown Law School William J. Rouhana, Jr. Chairman and Chief Executive Officer, CSS Entertainment Scott W. Seaton Vice Chairman and Chief Strategy Officer, CSS Entertainment • 25 years of media and telecommunications investment banking experience • Joined Chicken Soup for the Soul as COO in 2012 • Managing Director – Credit Suisse First Boston, Bank of America, Oppenheimer & Co. • Past Board of Directors – Mediacom Communications Corp. • A.B., Stanford University; M.B.A., Harvard University Dan Pess Chief Financial Officer, CSS • 35 years financial experience in public and private companies • Completed 4 IPO’s and several mergers and acquisitions • Joined Chicken Soup for the Soul as Chief Financial Officer in 2012 • B.S., Long Island University • Certified Public Accountant • 25 years of experience across multiple media platforms • Vice President, Digital Business Development and Operations at World Wrestling Entertainment before joining CSS in 2016 • Previous experience at ESPN, Nokia, A&E Television Networks, Sirius Satellite Radio and News America Marketing • B.A., University of Albany; MBA, University of Connecticut Chief Operating Officer, CSS Entertainment Elana Sofko

EXPERIENCED MANAGEMENT TEAM

David Fannon — **President, Screen Media Ventures**

- 20 years experience in content distribution, partner management, operations, and legal & business affairs
- Joined Screen Media in 2005 and has been responsible for the development and implementation of its global content distribution and business development strategies
- Previous experience at A&E Television Networks as a Legal and Business Affairs executive
- B.G.S., Ohio University, J.D. John Marshall Law School

Susan Kravitz — **Executive Vice President of Sales and Strategic Sponsorships, CSS Entertainment**

- 20+ years of experience as an accomplished sales leader and revenue generator
- Joined CSS Entertainment in 2018
- Former SVP of National Digital Sales at Townsquare
- Held senior sales roles at Discovery Communications, Meredith, OMD, Brightline
- Emmy award winner for her TV show "Aperture"
- B.A., Corporate Communications, Ithaca College

Michael Winter — **Senior Vice President of Development and Programming, CSS Entertainment**

- More than 15 years of experience in the television industry, specifically the development and production of successful unscripted television programming
- Director of Programming at Scripps Networks
- Previous experience at Jupiter Entertainment, Leopard Films, Versus Outdoor Life Network, MTV, TLC, VH1, DreamWorks and ABC
- B.A., American University

Lou Occhicone — **Senior Vice President of Business Affairs and Distribution, CSS Entertainment**

- 20+ years of programming, distribution and operations experience
- Joined CSS Entertainment in 2017
- Held senior consultative and executive positions at production and distribution companies driving content distribution globally
- M.A., Education, University of Connecticut

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ACCOMPLISHED BOARD MEMBERS

Fred Cohen

- 35-year media and entertainment veteran and industry icon
- Chairman of the International Academy of Television Arts & Sciences (Emmys); Chairman of its Foundation
- Former President of King World International Productions, EVP CBS Broadcast International, President HBO International
- Currently serves as strategic advisor to Harpo Productions on the international distribution of DR. OZ
- Director of Hopskoch.com, transmedia online marketing and game platform
- Chair Emeritus of PCI – Media Impact, a New York based international NGO
- B.A., The University of Michigan; M.S., Stanford University

Peter Dekom

- Over 40 years of media and entertainment legal, consulting and entrepreneurial experience
- Forbes top 100 lawyers in the United States; Premiere Magazine 50 most powerful people in Hollywood
- Formerly "of counsel" with Weissmann Wolff Bergman Coleman Grodin & Evall; partner with Bloom, Dekom, Hergott and Cook
- Clients include and have included George Lucas, Paul Haggis, Keenen Ivory Wayans, John Travolta, Ron Howard, Rob Reiner, Andy Davis, Robert Towne and Larry David; corporate clients include Sears, Pacific Telesis and Japan Victor Corporation (JVC)
- Prior Director of Imagine Films Entertainment, Will Vinton Studios, and Cinebase Software
- Member of the Academy of Television Arts and Sciences and Academy Foundation
- B.A., Yale; J.D., UCLA School of Law

Amy Newmark

- 30 years of media and telecommunications industry and investment banking experience
- Current Publisher, Editor-in-Chief and Author of Chicken Soup for the Soul
- Published more than 150 Chicken Soup for the Soul books since 2008
- Founded and managed successful hedge fund
- Managing Director – CJ Lawrence, top ranked telecom analyst
- 10 years of experience on various technology company boards
- A.B., Harvard University; CFA

Christina Weiss Lurie

- Multi-faceted career spans the worlds of sports, entertainment and philanthropy
- Owner of Philadelphia Eagles and founder of Eagles Charitable Foundation
- Two-time Oscar award-winning film producer
- Co-founder of independent film company, Tango Pictures
- B.A., Yale University

Diana Wilkin

- Over 20 years of experience in the media industry
- Managing Director of Twelve 24 Media, a broadcast and media consulting firm
- Former President of CBS Affiliate Relations, responsible for network agreements with all major broadcast television station groups
- B.S., University of Southern California

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INVESTMENT CONSIDERATIONS o Chicken Soup for the Soul Entertainment (“CSS Entertainment”) provides online video on - demand (“VOD”) entertainment with brand - consistent, positive content that is advertising - supported & subscription - based. o Chicken Soup for the Soul is globally - recognized, positive brand with a unique, actively engaged fan base o Entertainment industry being disrupted by streaming video o Core production and distribution business provides strong foundation for faster growing online VOD networks o Transformative acquisition of Screen Media substantially enhances portfolio of assets, advances strategy, & increases revenue & EBITDA visibility o Rapidly growing & diversified revenue streams & solid balance sheet o 2018 guidance of $36 million in revenue & $18 million in EBITDA (1) (1) Guidance was affirmed on 3/27/2018 as part of the company’s FY 2017 earnings release 24

Thank you! INVESTOR PRESENTATION JULY 2018